SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Dated January 7, 2004

of

AGCO CORPORATION

A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930

4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

4.1	Indenture for 1 ¾% Convertible Senior Subordinated Notes due 2033

10.1	Credit Agreement dated as of December 22, 2003

10.2	Bridge Loan Agreement dated as of January 5, 2004

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Andrew H. Beck

Andrew H. Beck Senior Vice President and Chief Financial Officer

Dated: January 7, 2004